UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	83-0662116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2022, Colossus Media, LLC (“Colossus”), a wholly owned subsidiary of Direct Digital Holdings, Inc., entered into that certain Exclusive License and Sale Agreement (the “License Agreement”), by and between Colossus and SmartyAds, Inc. (“SmartyAds”), pursuant to which SmartyAds provided an exclusive license to Colossus for the use, development and improvement of certain technology related to the fully functional, standalone, independently functioning, Supply-Side Platform currently being operated by Colossus under the trademarked banner of Colossus SSP, for a one-time license fee of $500,000, excluding fees for technical transfer, support, or maintenance services. Colossus is restricted under the License Agreement from (i) providing access to the licensed technology to any third party other than its consultants, service providers or other representatives operating under a confidentiality obligation, (ii) selling, sublicensing or disposing in any other manner the licensed technology and (iii) creating or developing new products based on the licensed technology. The License Agreement contains customary representations, warranties and covenants between the parties, customary conditions to closing, indemnification obligations of Colossus and SmartyAds, and other obligations of the parties and termination provisions.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the full text of the License Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Exclusive License and Sale Agreement, effective as of November 9, 2022, by and between Colossus Media, LLC and SmartyAds, Inc.
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2022 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Susan Echard
Susan Echard
Chief Financial Officer and Corporate Secretary